UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	FNWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Explanatory Note

On January 31, 2022, Finward Bancorp (“Finward”) completed its previously announced acquisition of Royal Financial, Inc., a Delaware corporation (“Royal Financial”), pursuant to the Agreement and Plan of Merger dated July 28, 2021 (the “Merger Agreement”) between Finward and Royal Financial. Pursuant to the Merger Agreement, Royal Financial merged with and into Finward, with Finward as the surviving corporation (the “Merger”), and Royal Savings Bank, an Illinois state chartered savings bank and wholly-owned subsidiary of Royal Financial, merged with and into Peoples Bank, the wholly-owned Indiana state chartered commercial bank subsidiary of Finward, with Peoples Bank as the surviving bank.

On January 31, 2022, Finward filed a Current Report on Form 8-K reporting the completion of the Merger (the “Original 8-K”). This amendment to the Original 8-K (this “Form 8-K/A”) is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Original 8-K, as described in Item 9.01 below, to present certain financial statements and unaudited pro forma financial information. This Form 8-K/A makes no other amendments to the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)         Financial statements of businesses or funds acquired.

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of Royal Financial as of and for the years ended June 30, 2021 and 2020, including the independent auditor’s report, are not required to be filed by Current Report on Form 8-K, because substantially the same information was previously filed in Finward’s Registration Statement on Form S-4, as originally filed with the Commission on October 26, 2021 (File No. 333-260506) and declared effective by the Commission on November 4, 2021 (the “Registration Statement”) and such financial statements are incorporated by reference herein.

The unaudited consolidated statement of financial condition of Royal Financial as of September 30, 2021 and the unaudited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of Royal Financial for the three months ended September 30, 2021 are filed herewith as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a).

(b)         Pro forma financial information.

Pursuant to General Instruction B.3 of Form 8-K, unaudited pro forma combined condensed financial information for the twelve months ended December 31, 2020 is not required to be filed by Current Report on Form 8-K, because substantially the same information was previously filed in the Registration Statement, and such financial information is incorporated by reference herein.

The unaudited pro forma combined condensed financial information as of and for the nine months ended September 30, 2021 is filed herewith as Exhibit 99.2 and is incorporated by reference into this Item 9.01(b).

(d)         Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1
Royal Financial, Inc. Unaudited Consolidated Statement of Financial Condition as of September 30, 2021 and Unaudited Consolidated Statements of Income, Comprehensive Income, Changes in Stockholders’ Equity, and Cash Flows for the Three Months Ended September 30, 2021.

99.2	Unaudited Pro Forma Combined Condensed Financial Information as of and for the Nine Months Ended September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: April 15, 2022
	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer